UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 1, 2013
Date of Report (Date of earliest event reported)

MIX 1 LIFE, INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-170091	68-0678499
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

10575 N. 114th Street, Suite 3, Scottsdale, AZ	85259
(Address of principal executive offices)	(Zip Code)

480-344-7770
Registrant's telephone number, including area code

ANTAGA INTERNATIONAL CORP
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

The Company changed its name to MIX 1 LIFE, Inc. to reflect its new and improved natural protein shakes. The Company’s new trading symbol is MIXX which was effective November 1, 2013.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is attached as part of this report:

Exhibit No.	Description

99	Trading symbol has changed from ANTRD to MIXX

2

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 19, 2013	By:	/s/ Cameron Robb
Cameron Robb
Chief Executive Officer,

3